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                                                                EXHIBIT 10.3(A)


THIS OFFERING EXPIRES AT 5:00 P.M EASTERN STANDARD TIME, AUGUST 19, 2002


                          KENSINGTON BANKSHARES, INC.
                    SUBSCRIPTION FOR SHARES OF COMMON STOCK

         The registered owner named below is entitled to purchase
_______________ shares of Common Stock of Kensington Bankshares, Inc. at a price of $7.50 per share, at any time during the period commencing ________________________________, 2002, and ending at 5:00 P.M., Eastern
Standard Time on August 19, 2002, upon the terms specified herein and in the Prospectus relating thereto.

NAME:
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     (please print)


         The undersigned irrevocably subscribes for the following shares upon the terms and conditions specified in the Prospectus of Kensington Bankshares, Inc., dated July _____, 2002, (receipt of which is acknowledged):

BASIC SUBSCRIPTION PRIVILEGE:

         Shares Subscribed For:                                                                   shares
                                                               ----------------------------------

         Cost of Shares Subscribed
         For at $7.50 per share                               $
                                                               ----------------------------------

Check Enclosed:  Total payable to:
Kensington Bankshares, Inc.                                   $
                                                               ----------------------------------

OVER SUBSCRIPTION REQUEST

         In addition to the above, the undersigned
         desires to purchase additional shares at a                                               shares
         price of $7.50 per share.                              ---------------------------------


                  THESE SECURITIES ARE NOT FEDERALLY INSURED.


Signature:
                          -----------------------------------------------------

Address:
                          -----------------------------------------------------

Telephone Number:
                          -----------------------------------------------------

Social Security Number:
                          -----------------------------------------------------


                                    ACCEPTED

KENSINGTON BANKSHARES, INC.
13246 North Dale Mabry Highway
Tampa, Florida  33624
Telephone Number:  (813) 961-6200
                                             By:
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